UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aspira Women’s Health Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

ASPIRA WOMEN’S HEALTH INC.
______________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2023
______________________

Dear Stockholder:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Aspira Women’s Health Inc., a Delaware corporation (the “Company”), will be held on [●], 2023 at [●] (Eastern Standard Time). The Special Meeting will be conducted online via live webcast at http://www.virtualshareholdermeeting.com/AWH2023SM

The Special Meeting will be held for the following purposes:

1.

To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 200,000,000 shares (Proposal 1); and

2.	To transact such other business as properly may be brought before the Special Meeting or any adjournment or postponement thereof.

Proposal 1 is more fully described in the proxy statement accompanying this Notice.

The Board has fixed the close of business on [●] as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose germane to the Special Meeting during the Special Meeting at www.virtualshareholdermeeting.com/AWH2023SM or by contacting the Corporate Secretary at (415) 650-7377 in order to arrange a viewing of the list during the period of 10 days prior to the Special Meeting.

YOUR VOTE IS IMPORTANT.  IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

All stockholders are cordially invited to attend the Special Meeting virtually. Even if you plan to virtually attend the Special Meeting, you are urged to vote by Internet, telephone or request a proxy card to sign, date and return by mail in order to ensure your representation at the Special Meeting. Any stockholder attending the Special Meeting may change his or her vote and vote online even if that stockholder has voted previously.

Austin, Texas [●], 2022	By Order of the Board of Directors Nicole Sandford President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on [●], 2023

The proxy statement is also available at www.aspirawh.com or www.proxyvote.com.

1

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TABLE OF CONTENTS

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INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1: INCREASE IN AUTHORIZED SHARES PROPOSAL	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
OTHER MATTERS	8
WHERE YOU CAN FIND MORE INFORMATION	8
IMPORTANT NOTE	8

2

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

ASPIRA WOMEN’S HEALTH INC.

___________________

PROXY STATEMENT

___________________

Special Meeting of Stockholders to be Held on [●], 2023

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Aspira Women’s Health Inc., a Delaware corporation (“Aspira,” the “Company,” “we,” “us” or “our”), for use at a special meeting of stockholders (the “Special Meeting”) to be held on [●], 2023 at [●] (Eastern Standard Time). The Notice of the Special Meeting, this proxy statement and the accompanying proxy card will first be mailed to stockholders on or about [●], and are also available online at ir.aspirawh.com/sec-filings.  The Special Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/AWH2023SM. Our principal executive offices are located at 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, and our telephone number is (512) 519-0400.

Attending the Virtual Special Meeting

The Special Meeting will be a completely virtual meeting, which will be conducted online via live webcast. You will not be able to attend the Special Meeting physically. You are entitled to participate in the Special Meeting if you owned shares of our common stock as of the close of business on [●], 2022.

You will be able to participate in the Special Meeting online and submit your questions and vote during the meeting by visiting3SM]. You will need the 16-digit control number included on your proxy card to participate in the Special Meeting. If you own shares as a beneficial owner through a broker, bank or nominee and do not have a 16-digit control number, you must contact the broker, bank or nominee that holds your shares for instructions on how to participate in and vote during the Special Meeting.

If you do not have your control number, you may still attend the Special Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Special Meeting.

The Special Meeting webcast will begin promptly at [●] (Eastern Time), on [●], 2023. Online access will begin at [●], Eastern Standard Time, and we encourage you to access the meeting prior to the start time. You will not be able to attend the Special Meeting if you do not have Internet access.

Even if you plan to participate in the Special Meeting online, we recommend that you also vote in advance by proxy as described further in “Voting” on page [●] so that your vote will be counted if you later decide not to participate in the Special Meeting.

Following the formal business of the Special Meeting, we will hold a live question and answer session, during which we intend to answer all appropriate questions submitted during the meeting in accordance with the Special Meeting’s Rules of Conduct which are pertinent to the Company and the meeting matters, as time permits. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on [●] (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were [●] shares of our common stock issued and outstanding and entitled to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us at our principal executive offices (12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation or a duly executed proxy card bearing a later date, or by virtually attending the

Special Meeting and voting. Attendance at the Special Meeting will not, by itself, revoke a proxy. For shares held in street name by beneficial owners, holders may change their votes by submitting a later dated voting instruction form to their brokers, banks or other nominees or, if they have a 16-digit control number, by virtually attending the Special Meeting and voting.

Solicitation of Proxies

This solicitation of proxies is made by us and all related costs will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by electronic or regular mail, telephone or facsimile.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote on each matter to be voted on.

Voting in Advance of the Special Meeting

You may vote your shares in advance of the Special Meeting by Internet, telephone or by mail.

By Internet:  You may vote your shares by Internet as instructed on the proxy card. The Internet procedures are designed to authenticate your identity, to allow you to vote your shares, and confirm that your instructions have been properly recorded.

By Telephone:  You may vote your shares by telephone as instructed in your paper proxy card, if you request one.

By Mail:  You may vote your shares by mail if you request a paper proxy card. If you receive multiple proxy cards, you should sign and date each proxy card you receive. When a proxy card is properly dated, executed and returned, the shares represented by such proxy card will be voted at the Special Meeting in accordance with the instructions of the stockholder as set forth on the proxy card.  If no specific instructions are given, the shares will be voted “FOR” the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock (the “Increase in Authorized Shares Proposal”) (Proposal 1).

In addition, shares will be voted at the discretion of the individuals designated as proxies on the proxy card on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Voting During the Special Meeting

You may vote by accessing the webcast online at www.virtualshareholdermeeting.com/AWH2023SM, having the 16-digit control number included on proxy card available, and following the instructions. If you own shares as a beneficial owner through a broker, bank or nominee and do not have a 16-digit control number, you must contact the broker, bank or nominee that holds your shares for instructions on how to vote during the Special Meeting.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Quorum

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Special Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Special Meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Stockholders attending the Special Meeting via webcast are deemed to be present “in person”. When shares are properly voted in accordance with the procedures above, such shares are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN.”

Required Votes

Approval of the Increase in Authorized Shares Proposal (Proposal 1) will require the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on such proposal at the Special Meeting.

Abstentions

Shares voted “ABSTAIN” from the Increase in Authorized Shares Proposal (Proposal 1) will have the same effect as voting “AGAINST” that proposal.

Broker Non-Votes

If a stockholder holds shares in the name of a broker, bank or nominee (this is called “street name”), the broker, bank or nominee will send to the stockholder a voting instruction form with this proxy statement. Such brokers, banks and nominees are generally required to vote the stockholder’s shares in the manner directed by the stockholder. If such stockholder does not give any direction, the broker, bank or nominee is permitted to vote on the stockholder’s behalf on certain matters that are “routine,” but not on any matters that are “non-routine.” Because the Increase in Authorized Shares Proposal (Proposal 1) is a “non-routine” matter, there are no routine matters on which brokers, banks and nominees can vote without instruction, and therefore no broker non-votes are expected at the Special Meeting.

Householding of Proxy Materials

Some banks, brokers and other nominee registered holders may be “householding” our proxy statements. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our proxy statement, to you if you request such copies prior to January 23, 2023. If you want to receive separate copies in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us by telephone at 1- 866-540-7095 or by mail at Broadridge Householding department, 51 Mercedes way, Edgewood, NY 11717.

Submission of Stockholder Proposals for the 2023 Annual Meeting

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”), stockholder proposals must comply with Rule 14a-8(e) promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules. Rule 14a-8 requires that stockholder proposals be delivered to our principal executive offices no later than 120 days before the one-year anniversary of the release date of the previous year’s annual meeting proxy statement. Accordingly, if you wish to submit a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting, you must submit the proposal in writing to Aspira Women’s Health Inc., 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Corporate Secretary. We must receive the proposal by December 30, 2022 in order to consider it for inclusion in the proxy statement for our 2023 Annual Meeting.

Stockholder proposals and director nominations not included in our proxy statement for our 2023 Annual Meeting will not be eligible for presentation at the meeting unless they comply with the advance notice requirements set forth in our Amended and Restated Bylaws, effective as of February 23, 2022 (our “Bylaws”), including that the stockholder gives timely notice of the proposal or nomination in writing to our principal executive offices. To be timely, stockholder proposals and director nominations must be received by us not earlier than 5:00 p.m. Eastern Standard Time on the 120th day nor later than 5:00 p.m. Eastern Standard Time on the 90th day prior to the first anniversary of the previous year’s annual meeting. Accordingly, proposals and nominations that are not received between February 23, 2023 and March 25, 2023 will not be voted on at the 2023 Annual Meeting. Our Bylaws contain provisions regarding information that must be set forth in a stockholder’s notice or otherwise provided in connection with stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2023.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote your shares upon specific instructions from you. Please contact the person responsible for your account at your broker or bank to ensure that a proxy is voted on your behalf.

PROPOSAL 1: INCREASE IN AUTHORIZED SHARES PROPOSAL

Overview

Our Board has approved and adopted, and is hereby soliciting stockholder approval of, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from one hundred fifty million (150,000,000) shares to two hundred million (200,000,000) shares. Our Board has determined that such amendment is advisable and in the best interests of the Company and our stockholders. The amendment would not change the number of authorized shares of our preferred stock. Accordingly, subject to stockholder approval of this proposal, the first paragraph of Article IV of our Certificate of Incorporation would be amended to read as follows:

“The corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the corporation is authorized to issue is 205,000,000 shares. The number of shares of Common Stock authorized is 200,000,000. The number of shares of Preferred Stock authorized is 5,000,000.”

Reasons for Proposal

We currently have 150 million shares of common stock authorized for issuance. As of the Record Date, there were [●] shares of our common stock issued and outstanding, [●] shares of our common stock reserved for future issuance under outstanding stock options, [●] shares of our common stock subject to unvested restricted stock awards, [●] shares of our common stock reserved for future issuance pursuant to future awards under the Company’s 2019 Stock Incentive Plan, and [ ●] shares of our common stock reserved for future issuance pursuant to outstanding warrants. Accordingly, as of the Record Date only approximately [●] shares of our common stock remained authorized, unissued and available for general corporate purposes.

Our Board believes that it is important to have available for issuance a number of authorized shares of our common stock sufficient to meet our future corporate needs. We are evaluating the future financing needs of our business, and if we elect to raise capital we may use a portion of the additional authorized shares by issuing shares of our common stock, issuing shares of our preferred stock that are convertible into shares of our common stock and/or issuing warrants that are exercisable for shares of our common stock. Other than these purposes, we do not have any current intentions to issue additional authorized shares of our common stock.  The availability of additional authorized shares of our common stock will provide us with the flexibility in the future to issue shares of our common stock for corporate purposes, and the additional authorized shares may, from time to time, be used for purposes of raising additional capital (including through sales of stock or securities convertible into or exercisable for shares of our common stock), providing equity compensation, settling outstanding obligations and acquiring companies or assets. We believe that the proposed increase in the number of authorized shares of our common stock (whether in absolute or relative terms, as set forth above) will provide us with additional flexibility to meet business and financing needs as they arise.

Our Board will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of common stock authorized under our Certificate of Incorporation, either in its current form or as further amended by this proposal, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the Nasdaq Capital Market (“Nasdaq”) or the rules of any other stock market or exchange on which our common stock may then be listed.

The additional shares of our common stock, if issued, would have the same rights and privileges as the existing shares of our common stock. Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock, and (unless such issuance was pro rata among existing stockholders) our existing stockholders’ percentage ownership of our common stock would be diluted accordingly.

Although an increase in the number of authorized shares of our common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares of our common stock authorized is not in response to any effort by any person or group to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Effectiveness

If approved by our stockholders, the proposed increase in the number of authorized shares of our common stock (whether in absolute or relative terms, as set forth above) would become effective immediately upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to do promptly following the Special Meeting.

Even if our stockholders approve this proposal, our Board reserves the right not to effect the related amendment to our Certificate of Incorporation if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect an increase in authorized shares of the Company’s common stock.

Required Vote of Stockholders

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this proposal. Accordingly, abstentions will have the same effect as a vote against this proposal. This proposal is a non-routine matter, and if you hold your shares in street name via a broker, bank or other nominee, your shares may not be voted by your broker, bank or other nominee if you do not submit voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock AS DESCRIBED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of December 14, 2022 (unless otherwise indicated), by (1) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (2) each of our directors, (3) each of our named executive officers, and (4) all of our directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Shares of common stock which are issued and outstanding are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock which are issuable upon exercise of options or warrants or the vesting of restricted stock units (“RSUs”) are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such securities only if such securities are exercisable within 60 days of December 14, 2022, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

Except where otherwise indicated, the number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 124,594,888 shares of common stock outstanding as of December 14, 2022, plus (ii) such number of shares of common stock as are issuable pursuant to RSUs, options or warrants held by that person (and excluding RSUs, options and warrants held by other persons) which may vest or be exercised within 60 days of December 14, 2022.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners of More Than 5%:
Jack W. Schuler(1)	25,885,120	20.8%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
H. George Schuler(2)	9,207,779	7.4%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
Robert H. Drysdale(3)	7,079,493	5.7%
132A Royal Circle
Honolulu, HI 96816
Seamark Capital, LP (4)	7,014,162	5.6%
223 Wilmington West Chester Pike, Suite 115
Chadds Ford, PA 19317
Tanya Schuler Sharman(5)	5,943,881	4.8%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
Directors and Named Executive Officers:
Robert Auerbach (6)	271,958	*
Celeste R. Fralick (7)	109,612	*
Veronica G.H. Jordan (8)	676,596	*
James T. LaFrance (9)	1,124,238	*
Ruby Sharma (10)	140,882	*
Nicole Sandford (11)	341,768	*
Valerie B. Palmieri (12)	3,297,088	2.6%
Robert Beechey (13)	870,000	*

All Directors and Executive Officers as a Group (11 persons)	7,104,010	5.2%

_____________________
*    Less than 1%

(1)

Based on the information provided in Amendment No. 13 to Schedule 13D filed with the SEC on August 29, 2022 by Jack W. Schuler with respect to himself and the Jack W. Schuler Living Trust (collectively, the “Jack Schuler Reporting Persons”). The Jack Schuler Reporting Persons reported that, as of August 25, 2022, they have shared voting and dispositive power with respect to 25,885,120 shares of our common stock. The ownership reported above includes (i) 25,527,850 shares of our common stock held by the Jack W. Schuler Living Trust; and (ii) 357,270 shares of our common stock held by the Foundation. The ownership reported above excludes 133,333 shares of our common stock underlying warrants held by the Jack W. Schuler Living Trust. The Jack Schuler

Reporting Persons do not currently have the right to acquire such shares of common stock because the warrants are not exercisable if, after giving effect to such exercise, the stockholder or any of its affiliates would beneficially own more than 4.99% (or, at the election of the holder and after 61 days’ advance notice to the Company, 9.99%) of the outstanding shares of common stock immediately after giving effect to the exercise. Pursuant to the Stockholders Agreement, dated as of May 13, 2013, by and among the Company and the stockholders party thereto, Mr. Jack W. Schuler is entitled to designate one individual to be nominated by the Company to serve on the Company’s Board of Directors. Mr. Jack W. Schuler is the sole trustee of the Jack W. Schuler Living Trust. Mr. Jack W. Schuler disclaims any beneficial ownership in any of the shares of our common stock held by the Foundation. In addition, Mr. Jack W. Schuler has no pecuniary interest, as such term is used for purposes of Section 16 of the Exchange Act, in any of the Shares held by the Foundation.

(2)

Based on the information provided in Amendment No. 14 to Schedule 13D filed with the SEC on December 30, 2021 by H. George Schuler with respect to himself and the Therese Heidi Schuler Trust (collectively, the “George Schuler Reporting Persons”). The George Schuler Reporting Persons reported that, as of December 17, 2021, Mr. H. George Schuler had shared voting and dispositive power with respect to 9,207,779 shares of our common stock. The ownership reported above includes (i) 6,082,620 shares of our common stock held by the Therese Heidi Schuler Trust; (ii) 2,957,855 shares of our common stock held by the Grandchildren LLC; (iii) 26,000 shares of our common stock held by Gayle Schuler; and (iv) 141,304 shares of our common stock held by Seascape Partners L.P. Mr. H. George Schuler is the sole trustee of the Therese Heidi Schuler Trust,  is the manager of each of the Grandchildren LLC and Seascape Partners L.P. and is the spouse of Gayle Schuler.

(3)

Based on the information provided in Schedule 13G filed with the SEC on February 14, 2022 by Robert H. Drysdale. Mr. Drysdale reported that as of December 31, 2021, he had sole voting and dispositive power with respect to 6,412,826 shares of our common stock. In addition, on August 25, 2022, Mr. Drysdale purchased 666,667 additional shares of our common stock. The ownership reported above excludes 666,667 shares of our common stock underlying warrants held by the Mr. Drysdale. Mr. Drysdale does not currently have the right to acquire such shares of common stock because the warrants are not exercisable if, after giving effect to such exercise, the stockholder or any of its affiliates would beneficially own more than 4.99% (or, at the election of the holder and after 61 days’ advance notice to the Company, 9.99%) of the outstanding shares of common stock immediately after giving effect to the exercise.

(4)

Based on the information provided in Amendment No. 3 to Schedule 13G filed with the SEC on February 16, 2022 by Seamark Capital, L.P. with respect to itself, John D. Fraser and David T. Harrington (collectively, the “Seamark Reporting Persons”). The Seamark Reporting Persons reported that, as of December 31, 2021, they had shared voting and dispositive power with respect to 5,558,966 shares of our common stock. The ownership reported above includes (i) ownership by John D. Fraser, who had sole voting and dispositive power over 525,196 shares of our common stock and shared voting and dispositive power over 5,558,966 shares of our common stock, and (ii) ownership by David T. Harrington, who had sole voting and dispositive power over 930,000 shares of our common stock and shared voting and dispositive power over 5,558,966 shares of our common stock. John D. Fraser and David T. Harrington are Co-Managing Partners of Seamark Capital, L.P., which is the sole Investment Advisor to the Seamark Fund, L.P., a passive investment partnership vehicle, and are sole Partners of Seamark Partners, L.P., the General Partner of Seamark Capital, L.P.

(5)

Based on the information provided in Amendment No. 14 to Schedule 13D filed with the SEC on January 13, 2022 by Tanya Schuler Sharman with respect to herself and the Tanya Eva Schuler Trust (collectively, the “Tanya Schuler Sharman Reporting Persons”). The Tanya Schuler Sharman Reporting Persons reported that, as of November 29, 2021, they had shared voting and dispositive power with respect 5,943,881 shares of our common stock. Tanya Schuler Sharman is the sole trustee of the Tanya Eva Schuler Trust.

(6)	Includes 66,667 shares of our common stock underlying warrants and 83,799 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.
(7)	Includes 6,667 shares of our common stock underlying warrants.
(8)	Includes 315,421 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.
(9)	Includes 629,909 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.
(10)	Includes 13,332 shares of our common stock underlying warrants.
(11)	Includes 66,667 shares of our common stock underlying warrants and 55,000 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.
(12)	Includes 3,030,000 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.
(13)	Includes 660,000 shares issuable upon exercise of stock options vesting within 60 days of December 14, 2022.

OTHER MATTERS

Our management and our Board know of no matters to come before the Special Meeting other than the matters referred to in the Notice of Special Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Special Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

Where You Can Find More Information

We are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports, proxy statements and other information with the SEC. Our filings are available to the public over the Internet at the SEC’s website at www.sec.gov, as well as at our website at www.aspirawh.com under “About Us” by clicking on the “Investors” tab and selecting “SEC Filings.”

IMPORTANT NOTE

The matter to be considered at the Special Meeting is of great importance to our stockholders.  Accordingly, you are urged to read and carefully consider the information presented in this proxy statement. Your vote is important, no matter how many or how few shares you hold. Please vote your shares by Internet or telephone today or request a proxy card to sign, date and return as soon as possible. If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account at your broker to ensure that a proxy is voted on your behalf.

BY ORDER OF THE BOARD OF DIRECTORS
Nicole Sandford President, Chief Executive Officer and Director

Austin, Texas
[●], 2022

ed in the accompanying proxy statement. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. (TO BE SIGNED ON REVERSE SIDE

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

ASPIRA WOMEN'S HEALTH

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ASPIRA WOMEN'S HEALTH INC
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AWH2023SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94422-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASPIRA WOMEN'S HEALTH INC.

The Board of Directors recommends a vote "FOR" proposal 1.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D94423-TBD

ASPIRA WOMEN'S HEALTH INC.
SPECIAL MEETING OF STOCKHOLDERS
[TBD]
[TBD] (Eastern Standard Time)
Online via live webcast at:
www.virtualshareholdermeeting.com/AWH2023SM

ASPIRA WOMEN'S HEALTH INC.
12117 Bee Caves Road, Building Three,
Suite 100

proxy

The signatory hereby appoints each of Nicole Sandford and Minh Merchant, with full power of substitution, as the lawful attorney and proxy of the signatory, revoking all proxies previously given, and hereby authorizes each of them to vote as designated on the reverse side, and, in his or her discretion, upon such other business as may properly be presented at the meeting, all of the shares of common stock of ASPIRA WOMEN'S HEALTH INC. which the signatory shall be entitled to vote at the Special Meeting of Stockholders to be held on [TBD], and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the stockholder(s) signing on the reverse side. **IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ON THE REVERSE SIDE.** This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying proxy statement.

(TO BE SIGNED ON REVERSE SIDE)